UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 27, 2007


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


      Louisiana                        0-22303                    72-1147390
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (d) On July 27, 2007, the Board of Directors of Gulf Island Fabrication, Inc. (the "Company") elected Christopher Harding as a Class II director to serve until the 2008 annual meeting of shareholders and Michael Flick as a Class I director to serve until the 2010 annual meeting of shareholders. The Board appointed Mr. Harding to serve as a member of the Compensation Committee and Mr. Flick to serve as a member of the Audit Committee. There are no transactions in which either Mr. Harding or Mr. Flick has an interest requiring disclosure under
Item 404(a) of Regulation S-K.


Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

     Effective July 27, 2007, the Board of Directors amended the Company's By-laws to increase the size of the Board from eight to nine directors. A copy of the By-laws as amended and restated is attached as Exhibit 3.2 to this Form 8-K.


Item 8.01       Other Events.

     On July 27, 2007, the Board of Directors of the Company announced the appointment of Johannes Ikdal as the President of G. M. Fabricators, L. P. d/b/a Gulf Marine Fabricators, the Company's South Texas subsidiary.

     On July 27, 2007, the Company issued a press release announcing the declaration of a common stock dividend. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01       Financial Statements and Exhibits.

        (d)     Exhibits

                3.2 By-laws of the Company as Amended and Restated through July 27, 2007.

                99.1    Press Release dated July 27, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GULF ISLAND FABRICATION, INC.

                                        By: /s/ Joseph P. Gallagher, III
                                            ------------------------------------
                                            Joseph P. Gallagher, III
                                            Vice President - Finance,
                                            Chief Financial Officer
                                            and Treasurer
                                            (Principal Financial Officer
                                            and Duly Authorized Officer)

Dated: July 27, 2007